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                                                                   Exhibit 99.3



                      AMENDMENT NO. 2 TO SECURITY AGREEMENT

                  AMENDMENT NO. 2 dated as of January 30, 1998 ("AMENDMENT NO. 2") among LIGGETT GROUP INC., a Delaware corporation (the "ISSUER"), EVE HOLDINGS INC., a Delaware corporation, and each of the other Subsidiaries of the Issuer that, as of the date hereof, is a party to the Security Agreement referred to below (each a "GUARANTOR" and collectively, the "GUARANTORS", and together with the Issuer, the "OBLIGORS"), and BANKERS TRUST COMPANY, acting not in its individual capacity but solely as collateral agent under the Security Agreement referred to below (in such capacity, the "COLLATERAL AGENT").

                  WHEREAS, the Issuer and the Guarantor are parties to (i) an Indenture dated as of February 14, 1992 (as supplemented and amended and in effect from time to time, the "INDENTURE") with Bankers Trust Company, as trustee (in such capacity, the "TRUSTEE"), under which there is currently outstanding $112,612,000 aggregate principal amount of the Issuer's 11.50% Series B Senior Secured Notes Due 1999 and $32,279,081 of the Issuer's Variable Rate Series C Senior Secured Notes Due 1999 and (ii) a Security Agreement dated as of February 14, 1992, as amended by Amendment No. 1 to Security Agreement dated as of January 26, 1994 (the "SECURITY AGREEMENT"), with the Collateral Agent providing, INTER ALIA and subject to the terms and conditions thereof, for the granting by the Issuer and the Guarantor of a security interest in the Collateral;

                  WHEREAS, the Issuer, the Guarantor and the Trustee are concurrently executing a supplement to the Indenture providing for certain amendments to the Indenture as described therein;

                  WHEREAS, pursuant to Section 9.02 of the Indenture, the Requisite Holders (as defined in the Indenture) have consented to the amendment of the Security Agreement as provided herein and the amendments to the Indenture pursuant to the Second Supplemental Indenture and Amendment to Series B and Series C Senior Secured Notes, dated as of January 30, 1998;

                  NOW, THEREFORE, in consideration of the premises and other benefits to the Obligors, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  Section 1. DEFINITIONS. Except as otherwise defined in this Amendment No. 2, terms defined in the Security Agreement are used herein as defined therein.


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                  Section 2. AMENDMENTS. The Security Agreement is hereby
amended as follows:

                  A. References in the Security Agreement (including references to the Security Agreement as amended hereby) to "this Agreement" or "this Security Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Security Agreement as amended hereby.

                  B. Section 6.5 of the Security Agreement is hereby amended in its entirety to read as follows:

                  6.5. INVESTMENT OF PROCEEDS. The Issuer shall establish an account at Bankers Trust Company (the "INVESTMENT ACCOUNT") in the name of the Collateral Agent into which each Obligor shall deposit the Net Cash Proceeds received from any Asset Sale (other than Excluded Assets) or any insurance proceeds received by the Issuer under the Mortgages and shall deliver any instruments received in respect of such Asset Sale to the Collateral Agent. The Issuer shall be entitled to apply up to $2,000,000 cumulatively and in the aggregate of amounts held in the Investment Account towards Capital Expenditures in accordance with Section 4.06 of the Indenture. Amounts held in the Investment Account shall be invested by the Collateral Agent (provided that if no Event of Default shall have occurred and be continuing the Collateral Agent shall invest such amounts only at the written direction of such Obligor) in Permitted Investments. Cash in the Investment Account, such instruments and such Permitted Investments shall constitute additional Collateral hereunder. The Collateral Agent shall have no liability whatsoever for any investment loss resulting from investments made at the direction of the Obligors.

                  Section 3. EFFECTIVENESS. The amendments set forth herein shall become effective upon (i) the execution and delivery of this Amendment No. 2 by the Obligors and the Collateral Agent, as well as any financing statements, officers' certificates or opinions of counsel reasonably requested by the Trustee pursuant to the Security Agreement, the Indenture, or the TIA and (ii) the satisfaction of each of the conditions set forth in Section 3.01 of the Second Supplemental Indenture and Amendment to Series B and Series C Senior Secured Notes of even date herewith.



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                  Section 4. MISCELLANEOUS. Except as herein provided, the
Security Agreement shall remain unchanged and in full force and effect. Each Obligor hereby certifies that each of the representations and warranties contained in the Security Agreement are true and correct in all material respects as of the date hereof (except to the extent the such representations and warranties solely relate to an earlier date) and each Obligor expressly ratifies and confirms the Security Agreement as amended hereby. The liens, security interests, superior titles, rights, remedies, powers, equities and priorities under the Security Agreement (the "RIGHTS") are hereby ratified and confirmed as valid, subsisting and continuing to secure the Obligations. Nothing contained herein shall in any manner diminish, impair or extinguish any of the Rights or be construed as a novation in any respect. This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and each of the parties hereto may execute this Amendment No. 2 by signing any such counterpart. In case any provision of this Amendment No. 2 shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. The recitals contained herein shall be taken as statements of the Issuer, and the Collateral Agent assumes no responsibility for their correctness. The Collateral Agent makes no representations as to the validity and sufficiency of this Amendment No. 2 or the consents of the Requisite Holders in respect thereof. This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of North Carolina without regard to principles of conflicts of law, except to the extent that perfection of the security interest granted by this Amendment No. 2 is governed by a jurisdiction other than the State of North Carolina; PROVIDED, HOWEVER, that to the extent not precluded by the laws of the State of North Carolina, the rights, duties and indemnitees of the Collateral Agent shall be governed by the laws of the State of New York.


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment No. 2 to be duly executed as of the day and year first above written.

                                            LIGGETT GROUP INC.


                                            By
                                               --------------------------------
                                               Name:
                                               Title:


                                           EVE HOLDINGS INC.


                                           By
                                              ---------------------------------
                                              Name:
                                              Title:


                                             BANKERS TRUST COMPANY,
                                               as Collateral Agent,
                                               acting on behalf of the
                                               Secured Creditors


                                             By
                                                -------------------------------
                                                Name:
                                                Title: